UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 2, 2005

U.S. BANCORP

(Exact name of registrant as specified in its charter)

1-6880

(Commission File Number)

DELAWARE	41-0255900
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

800 Nicollet Mall

Minneapolis, Minnesota 55402

(Address of principal executive offices and zip code)

(651) 466-3000

(Registrant’s telephone number, including area code)

(not applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01    OTHER EVENTS.

U.S. Bancorp, a Delaware corporation (the “Company”), and USB Capital VI, a business trust formed under the laws of the State of Delaware (the “Trust”), have entered into the Underwriting Agreement dated March 2, 2005, with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wachovia Capital Markets, LLC, as representatives (the “Representatives”) of the underwriters named in Schedule I thereto (collectively, the “Underwriters”), which incorporates by reference the U.S. Bancorp Underwriting Agreement Standard Provisions (Capital Securities) (March 2, 2005), for the public offering of up to $287,500,000 aggregate principal amount of the Trust’s 5.75% Trust Preferred Securities (the “Capital Securities”) representing preferred beneficial interests in the Trust. The Capital Securities will be fully, irrevocably and unconditionally guaranteed on a subordinated basis by the Company pursuant to a Guarantee Agreement (the “Guarantee”) between the Company and Delaware Trust Company, National Association, as Guarantee Trustee. The proceeds from the sale of the Capital Securities, together with the proceeds from the sale by the Trust of its common securities are to be invested in 5.75% Junior Subordinated Debentures of the Company (the “Junior Subordinated Debentures”), due March 9, 2035 (or such date to which the maturity of the Junior Subordinated Debentures may be extended, as described in the Prospectus Supplement dated March 2, 2005), to be issued pursuant to a Junior Subordinated Indenture (the “Indenture”) dated November 15, 1996 between the Company and Wilmington Trust Company, as Debenture Trustee, and the Officers’ Certificate dated March 9, 2005, pursuant to Section 3.1 of the Indenture. The Preferred Securities, the Junior Subordinated Debentures and the Guarantee have been registered under the Securities Act of 1933, as amended (the “Securities Act”), by a registration statement on Form S-3 (File No. 333-65358).

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

1.1	Underwriting Agreement, dated March 2, 2005, between the Company, the Trust and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wachovia Capital Markets, LLC, as Representatives of the Underwriters.

1.2	U.S. Bancorp Underwriting Agreement Standard Terms (Capital Securities) (March 2, 2005).

4.1	Form of Officers’ Certificate dated March 9, 2005 pursuant to Section 3.1 of the Junior Subordinated Indenture dated as of November 15, 1996, between the Company and Wilmington Trust Company, as Debenture Trustee (excluding exhibits thereto).

4.2	Specimen Preferred Security Certificate (included as part of Exhibit 4.4).

4.3	Specimen Junior Subordinated Debenture (included as part of Junior Subordinated Indenture dated November 15, 1996, between U.S. Bancorp and Wilmington Trust Company, as Junior Subordinated Trustee, incorporated by reference to Exhibit 4.1 to U.S. Bancorp’s Registration Statement on Form S-4 (File No. 333-16991)).

4.4	Form of Amended and Restated Trust Agreement dated March 9, 2005 between U.S. Bancorp, Delaware Trust Company, National Association, as Property Trustee and Delaware Trustee, and the Administrative Trustees named therein.

4.5	Form of Guarantee Agreement dated March 9, 2005 between U.S. Bancorp and Delaware Trust Company, National Association, as Guarantee Trustee.

25.1	Form T-1 Statement of Eligibility of Delaware Trust Company, National Association, to act as trustee under the Amended and Restated Trust Agreement.

25.2	Form T-1 Statement of Eligibility of Delaware Trust Company, National Association, under the Guarantee for the benefit of the holders of Capital Securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 9, 2005

U.S. BANCORP

By:	/s/ Daryl N. Bible
Name:	Daryl N. Bible
Title:	Executive Vice President and Treasurer

INDEX TO EXHIBITS

1.1	Underwriting Agreement, dated March 2, 2005, between the Company, the Trust and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wachovia Capital Markets, LLC, as Representatives of the Underwriters.

1.2	U.S. Bancorp Underwriting Agreement Standard Terms (Capital Securities) (March 2, 2005).

4.1	Form of Officers’ Certificate dated March 9, 2005 pursuant to Section 3.1 of the Junior Subordinated Indenture dated as of November 15, 1996, between the Company and Wilmington Trust Company, as Debenture Trustee (excluding exhibits thereto).

4.2	Specimen Preferred Security Certificate (included as part of Exhibit 4.4).

4.3	Specimen Junior Subordinated Debenture (included as part of Junior Subordinated Indenture dated November 15, 1996, between U.S. Bancorp and Wilmington Trust Company, as Junior Subordinated Trustee, incorporated by reference to Exhibit 4.1 to U.S. Bancorp’s Registration Statement on Form S-4 (File No. 333-16991)).

4.4	Form of Amended and Restated Trust Agreement dated March 9, 2005 between U.S. Bancorp, Delaware Trust Company, National Association, as Property Trustee and Delaware Trustee, and the Administrative Trustees named therein.

4.5	Form of Guarantee Agreement dated March 9, 2005 between U.S. Bancorp and Delaware Trust Company, National Association, as Guarantee Trustee.

25.1	Form T-1 Statement of Eligibility of Delaware Trust Company, National Association, to act as trustee under the Amended and Restated Trust Agreement.

25.2	Form T-1 Statement of Eligibility of Delaware Trust Company, National Association, under the Guarantee for the benefit of the holders of Capital Securities.